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

    NUMBER                                           [viaLink LOGO]                                            SHARES
VL [      ]                       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                        [      ]
                                                                                                          CUSIP 92552Q 10 1
                                     150,000,000 AUTHORIZED SHARES $0.001 PAR VALUE
                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS



     THIS CERTIFIES THAT









     IS THE OWNER OF


                              FULLY PAID AND NON-ASSESSABLE SHARES OF $0.001 PAR VALUE COMMON STOCK OF
                                                        THE VIALINK COMPANY
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation, as amended, to all of which the holder, by acceptance hereby assents.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in facsimile signatures by its duly authorized officers and the facsimile corporate seal to be duly affixed hereunto.

     This Certificate not valid unless duly countersigned by the Transfer Agent.

                                                                                                      COUNTERSIGNED AND REGISTERED:
                                                                                                                UMB BANK, N.A.
                                                                                                                     TRANSFER AGENT
                                                                                                                      AND REGISTRAR,
                                                                                                   BY
                                                                                                      AUTHORIZED SIGNATURE

Dated:

          /s/ JULIA HENNEBERY                                [SEAL]                                   /s/ LEWIS B. KILBOURNE
               TREASURER                                                                              CHIEF EXECUTIVE OFFICER
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                              THE VIALINK COMPANY


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common       UNIF GIFT MIN ACT -         Custodian
                                                       ---------         -------
                                                        (Cust)           (Minor)
TEN ENT - as tenants by the entireties                  under Uniform Gifts
                                                        to Minors

JT TEN  - as joint tenants with right                   Act
          of survivorship and not as                       ---------------------
          tenants in common                                       (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,                HEREBY SELL, ASSIGN AND TRANSFER UNTO
                        ---------------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

[                    ]
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
--------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact
----------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      ------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(S) Guaranteed:

--------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.